UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 25, 2014

NEW INVESTORS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-192966	46-4702118
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

101 JFK Parkway, Short Hills, New Jersey	07078
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (973) 924-5100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events

           On April 25, 2014, Investors Bancorp, Inc. and New Investors Bancorp, Inc., the proposed successor holding company for Investors Bank, announced the results of the subscription offering that was conducted in connection with Investors Bancorp, Inc.’s proposed conversion from the mutual holding company to the stock holding company form of organization.  Investors Bancorp, Inc. received orders for approximately $1.27 billion in the subscription offering, excluding the Investors Bank Employee Stock Ownership Plan.  A copy of the press release is attached as Exhibit 99.1 to this Current Report.

Item 9.01.    Financial Statements and Exhibits.

            (d)     Exhibits

Exhibit No.	Description

99.1	Press Release dated April 25, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEW INVESTORS BANCORP, INC.
DATE: April 28, 2014	By:	/s/ Thomas F. Splaine, Jr.
Thomas F. Splaine, Jr.
Senior Vice President and Chief Financial Officer (Principal Financial Officer)